UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 16, 2017 (May 16, 2017)

Artemis Therapeutics, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)
000-24431	84-1417774
(Commission File Number)	(IRS Employer Identification No.)

18 East 16th Street, Suite 307, New York, NY	10003
(Address of Principal Executive Offices)	(Zip Code)

(646) 233-1454

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is an investor presentation (the “Presentation”), which Artemis Therapeutics, Inc. (the “Company”) may use in presentations to investors from time to time. The Presentation will be accessible online through the Investor Relations section of the Company’s website at http://www.artemis-therapeutics.com. The information on the Company’s website is not part of this Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTEMIS THERAPEUTICS, INC.
Dated: May 16, 2017
	By:	/s/ Peter Payne
Name: Peter Payne
Title: Chief Executive Officer